THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") dated as of October 18, 2005 among

     CIRCUIT CITY STORES, INC., a corporation organized under the laws of the Commonwealth of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC.,

                         CIRCUIT  CITY STORES WEST COAST,  INC.,  a  corporation
                  organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

                         ORBYX  ELECTRONICS,  LLC, a limited  liability  company
                  organized under the laws of the State of Delaware, having a place of business at 501 Cheryl Lane, Walnut, California 91789; and

                         INTERTAN CANADA LTD., a corporation organized under the
                  laws of the Province of Ontario, Canada having its head office at 279 Bayview Drive, Barrie, Ontario, Canada L4M 4W5; and

     the LENDERS party hereto; and

     FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Group, Inc.), as Administrative Agent and Collateral Agent for the Lenders (the "Agent"), a Delaware limited liability company, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrowers, Lenders and the Agent, among others, have entered into a certain Amended and Restated Credit Agreement dated as of July 8, 2004 (as amended and in effect, the "Credit Agreement"); and


     WHEREAS, the Borrowers and the Lenders desire to amend and modify certain terms and provisions of the Credit Agreement as provided herein;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree that the Credit Agreement are hereby amended as follows:

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1.   Incorporation of Terms and Conditions of Credit Agreement. All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2. Representations and Warranties. Each Borrower hereby represents and warrants that (i) no Default by any Borrower exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.

3.   Amendments to Credit Agreement.

     a. Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

         i. The definition of "Canadian Availability" is hereby amended by deleting the number "$50,000,000" and substituting the number "$100,000,000" in its stead.

     b.  Amendments  to Article II of the Credit  Agreement.  The  provisions of
         Article II of the Credit Agreement are hereby amended as follows:

         i. Section 2.01(a)(ii)(B) is hereby amended by deleting the number "$50,000,000" and substituting the number "$100,000,000" in its stead.

         ii.  Section   2.07(a)  is  hereby   amended  by  deleting  the  number
              "$50,000,000"   in  clause  (ii)  of  the   proviso   thereto  and
              substituting the number "$100,000,000" in its stead.

     c. Amendment to Schedules. Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.1 in the form annexed hereto substituted in its stead.

4. No Further Modification. Except as expressly modified in the manner set forth above, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

5. No Claims; Waiver. Each Borrower acknowledges, confirms and agrees that as of the date hereof such Borrower has no knowledge of any offsets, defenses, claims or counterclaims against the Lender with respect to, under or relating to the Loan, the Loan Documents, or the transactions contemplated therein.

6. Conditions to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:


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     a.  This Third Amendment shall have been duly executed and delivered by the
         Borrowers, the Agent and Lenders. The Agent shall have received a fully executed copy hereof and of each other document required hereunder.

     b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Third Amendment shall have been duly and effectively taken. The Agent shall have received from the Borrowers true copies of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

     c. The Borrowers shall have reimbursed the Agent for all expenses incurred in connection herewith, including, without limitation, reasonable attorneys' fees.

     d. After giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

     e. The Borrowers shall have provided such additional instruments and documents, as the Agent and its counsel may have reasonably requested.

7.   Binding  Agreement.  The terms and provisions  hereof shall be binding upon
     and  inure  to  the  benefit  of  the  parties   hereto  and  their  heirs,
     representatives, successors and assigns.

8. Multiple Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

9. Governing Law; Sealed Instrument. This Third Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts (except and as to the limited extent expressly provided in the Credit Agreement) and shall take effect as a sealed instrument.



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     IN  WITNESS  WHEREOF,  this  Third  Amendment  has been duly  executed  and delivered by each of the parties hereto as a sealed instrument as of the date first above written.


                                 CIRCUIT CITY STORES, INC.
                                 as Lead Borrower and Borrower

                                 By:   /s/Philip J. Dunn___
                                       Name:  Philip J. Dunn
                                       Title:  Senior Vice President,
                                       Treasurer and Controller

                                 CIRCUIT CITY STORES WEST COAST, INC.
                                 as Borrower


                                 By:      /s/Philip J. Dunn_
                                          Name:  Philip J. Dunn
                                          Title:   Vice President and Treasurer

                                 ORBYX ELECTRONICS,LLC
                                 as Borrower By
                                 its sole member
                                 Circuit City
                                 Stores West Coast,
                                 Inc.


                                 By:      /s/Philip J. Dunn________
                                          Name:  Philip J. Dunn
                                          Title:   Vice President and Treasurer

                                 INTERTAN CANADA LTD., as Canadian Borrower

                                 By:      /s/Nocolai J. Bobrow
                                          Name:    Nicolai J. Bobrow
                                          Title:   Vice President and
                                          Treasurer______________________


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                                   FLEET RETAIL GROUP, LLC.,
                                   as Agent, and as Domestic Lender


                                   By:   /s/Kathleen Dimock
                                   Name: Kathleen Dimock
                                   Title:   Managing Director


                                   BANK OF AMERICA, N.A., [acting
                                   through its Canada branch], as Canadian
                                   Lender

                                   By:      /s/Nelson Lam
                                            Name:    Nelson Lam_______________
                                            Title:   Vice President________


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Domestic Lender

                                   By:      /s/Craig Winslow___________________
                                            Name: Craig Winslow________________
                                            Title:  Duly Authorized Signatory_


                                   GE CANADA FINANCE HOLDING
                                   COMPANY, as Canadian Lender

                                   By:      /s/Jack F. Morrone______________
                                            Name: Jack F. Morrone_________
                                            Title:  Senior Vice President______


                                    CONGRESS FINANCIAL
                                    CORPORATION (CENTRAL), as
                                    Domestic Lender

                                    By:      /s/Laura Wheeland______________
                                             Name: Laura Wheeland_______
                                             Title:  Vice President___________


                                CONGRESS FINANCIAL
                                CORPORATION (CANADA), as Canadian
                                Lender

                                By:      /s/Laura Wheeland____________________
                                         Name: Laura Wheeland_______________
                                         Title:  Vice President_______________

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                                WELLS FARGO FOOTHILL, LLC, as
                                Domestic Lender

                                By:      /s/ Donna Arenson______________
                                         Name: Donna Arenson________________
                                         Title:  A.V.P._______________________


                                  THE CIT GROUP/BUSINESS CREDIT,
                                  INC., as Domestic Lender

                                  By:      /s/Debra Putzer_____________________
                                           Name: Debra Putzer______________
                                           Title:  Senior Vice President________


                                 NATIONAL CITY BUSINESS CREDIT,
                                 INC., as Domestic Lender

                                 By:      /s/Joe Kwasny_____________________
                                          Name: Joe Kwasny____________________
                                          Title:  Director_____________________


                                  JPMORGAN CHASE BANK, N.A.,
                                  formerly known as JPMORGAN CHASE
                                  BANK, as Domestic Lender

                                  By:      /s/James M. Barbato________________
                                           Name: James M. Barbato______________
                                           Title:  Vice President______________


                                   FIFTH THIRD BANK, as
                                   Domestic Lender

                                   By:      /s/David C. Melin__________________
                                            Name: David C. Melin_____________
                                            Title:  Vice President______________



                                   SIEMENS FINANCIAL SERVICES, INC.,
                                   as Domestic Lender

                                   By:      /s/Frank Amodio___________________
                                            Name: Frank Amodio__________
                                            Title:  Vice President - Credit__


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